                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)             DECEMBER 10, 1998
                                                               -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                (AS SUCCESSOR TO FIRST NATIONAL BANK OF COMMERCE)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (AS SERVICER ON BEHALF OF FIRST NBC CREDIT CARD MASTER TRUST)

                                  UNITED STATES
                                  -------------
                 (State or other jurisdiction of incorporation)

              333-24023                             76-0039224
              ---------                             ----------
       (Commission File Number)        (IRS Employer Identification Number)




201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


               (302) 594--4117
--------------------------------------------------
Registrant's telephone number, including area code


                                       N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

 ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.


             EXHIBIT NO.       DOCUMENT DESCRIPTION
             -----------       --------------------
               (20.1)          Monthly Servicer's Certificate, Series 1997-1

               (20.2)          Monthly Holders' Statement, Series 1997-1

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST USA BANK, NATIONAL
                                            ASSOCIATION, AS SERVICER, ON BEHALF
                                            OF FIRST NBC CREDIT CARD MASTER
                                            TRUST,




                                            By:       /s/ Tracie H. Klein
                                                --------------------------------
                                            Name:    Tracie H. Klein
                                            Title:   Vice President






Date:  December 23, 1998
       -----------------



                                INDEX TO EXHIBITS


     EXHIBIT NO.       DOCUMENT DESCRIPTION                                     SEQUENTIAL PAGE NO.
     -----------       --------------------                                     -------------------
        20.1           Monthly Servicer's Certificate, Series 1997-1                       5

        20.2           Monthly Holders' Statement, Series 1997-1                          10
